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EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-61614 and 333-44870 of Community Health Systems, Inc. on Form S-8 of our report dated June 20, 2002, appearing in this Annual Report on Form 11-K of Community Health Systems, Inc. 401(k) Plan for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

Nashville, Tennessee
June 28, 2002

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  EXHIBIT 23
INDEPENDENT AUDITORS' CONSENT